                                                                      EXHIBIT 25


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          _________________________


                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          _________________________


         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2) ___

                          _________________________


                           FIRST UNION NATIONAL BANK
                               (Name of Trustee)

                                                                22-1147033
    (Jurisdiction of Incorporation or                        (I.R.S. Employer
Organization if not a U.S. National Bank)                   Identification No.)

102 PENNSYLVANIA AVENUE, AVONDALE, PA.                             19311
(Address of Principal Executive Offices)                        (Zip Code)


                          _________________________


                         FORD MOTOR CREDIT CORPORATION
                               (Name of Obligor)

            DELAWARE                                            38-1612444
(State of Incorporation)                                     (I.R.S. Employer
                                                             Identification No.)

THE AMERICAN ROAD, DEARBORN, MI                                  48121-6044
(Address of Principal Executive Offices)                         (Zip Code)

                          _________________________

                                DEBT SECURITIES
                        (Title of Indenture Securities)

                                    GENERAL
ITEM 1.  GENERAL INFORMATION.

     Furnish the following information as to the trustee:

          (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY AUTHORITY TO WHICH IT IS SUBJECT:

               Comptroller of the Currency, Washington, D.C.
               Board of Governors of the Federal Reserve System, New York, N.Y. Federal Deposit Insurance Corporation, Washington, D.C.

          (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                   The Trustee is authorized to exercise corporate trust powers.

ITEM 2.   AFFILIATIONS WITH OBLIGOR.

          IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

          None.

ITEM 3.   VOTING SECURITIES OF THE TRUSTEE.

          FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:

               COL. A                                    COL. B
               ------                                    ------
            TITLE OF CLASS                          AMOUNT OUTSTANDING

ITEM 4.   TRUSTEESHIP UNDER OTHER INDENTURES:

         IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

         (A) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER
             INDENTURE.

         Not Applicable

         (B) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(b)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

         Not Applicable.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

         IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

         Not Applicable

ITEM 6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
OFFICIALS.

         FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

         COL. A                   COL. B                    COL. C                            COL. D.
         ------                   ------                    ------                            -------
                                                                                     Percentage of Voting
                                                           Amount owned              securities represented
         Name of Owner           Title of Class            beneficially              by amount given in Col. C

ITEM 7.  VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
OFFICIALS.

         FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
COL. A                    COL. B                   COL. C                            COL. D.
------                    ------                   ------                            -------
                                                                             Percentage of Voting
                                                  Amount owned               securities represented
Name of Owner            Title of Class           beneficially               by amount given in Col. C

Not Applicable

ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

         FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR THE OBLIGATIONS IN DEFAULT BY THE TRUSTEE.


-------------------------------------------------------------------------------

COL. A                    COL. B                   COL. C                            COL. D.
------                    ------                   ------                            -------
                          Whether the              Amount owned beneficially         Percent of class
                          securities are           or held as collateral             represented by
                          voting or



ITEM 9.  SECURITIES OF THE UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

         IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

------------------------------------------------------------------------------------------------------------------------------------
               COL. A.                    COL. B.                           COL. C.                                     COL. D.
------------------------------------------------------------------------------------------------------------------------------------
                                                                   AMOUNT OWNED BENEFICIALLY                       PERCENT OF CLASS
               NAME OF                                              OR HELD AS COLLATERAL                           REPRESENTED BY
             ISSUER AND                  AMOUNT                     SECURITY FOR OBLIGATIONS                        AMOUNT GIVEN IN
            TITLE OF CLASS             OUTSTANDING                   IN DEFAULT BY TRUSTEE                             COL. C.
------------------------------------------------------------------------------------------------------------------------------------

         Not applicable

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

         IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

------------------------------------------------------------------------------------------------------------------------------------
               COL. A.                    COL. B.                           COL. C.                                     COL. D.
------------------------------------------------------------------------------------------------------------------------------------
                                                                   AMOUNT OWNED BENEFICIALLY                  PERCENT OF VOTING
               NAME OF                                              OR HELD AS COLLATERAL                          SECURITIES
             ISSUER AND                  AMOUNT                     SECURITY FOR OBLIGATIONS                 REPRESENTED BY AMOUNT
            TITLE OF CLASS             OUTSTANDING                   IN DEFAULT BY TRUSTEE                       GIVEN IN COL. C.
------------------------------------------------------------------------------------------------------------------------------------


         Not Applicable

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

         IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.


------------------------------------------------------------------------------------------------------------------------------------
               COL. A.                    COL. B.                           COL. C.                                     COL. D.
------------------------------------------------------------------------------------------------------------------------------------
                                                                   AMOUNT OWNED BENEFICIALLY                       PERCENT OF CLASS
               NAME OF                                              OR HELD AS COLLATERAL                           REPRESENTED BY
             ISSUER AND                  AMOUNT                     SECURITY FOR OBLIGATIONS                        AMOUNT GIVEN IN
            TITLE OF CLASS             OUTSTANDING                   IN DEFAULT BY TRUSTEE                             COL. C.
------------------------------------------------------------------------------------------------------------------------------------

         Not Applicable

ITEM 12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

         EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

------------------------------------------------------------------------------------------------------------------------------------
                           COL. A.                               COL. B.                                  COL. C.
------------------------------------------------------------------------------------------------------------------------------------
                 NATURE OF INDEBTEDNESS                    AMOUNT OUTSTANDING                             DATE DUE
------------------------------------------------------------------------------------------------------------------------------------

         Not  Applicable

ITEM 13.  DEFAULTS BY THE OBLIGOR.

         (A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         None

         (B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         None

ITEM 14.  AFFILIATIONS WITH THE UNDERWRITERS.

         IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         Not Applicable

ITEM 15.  FOREIGN TRUSTEE.

         IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

         Not Applicable

ITEM 16.  LISTS OF EXHIBITS.

         1*   -COPY OF ARTICLES OF ASSOCIATION OF THE TRUSTEE AS NOW IN EFFECT.
         2*   -NO CERTIFICATE OF AUTHORITY OF THE TRUSTEE TO COMMENCE BUSINESS
               IS FURNISHED SINCE THIS AUTHORITY IS CONTAINED IN THE ARTICLES OF ASSOCIATION OF THE TRUSTEE.
         3*   -COPY OF THE AUTHORIZATION OF THE TRUSTEE TO EXERCISE CORPORATE
               TRUST POWERS.
         4*   -COPY OF THE EXISTING BY-LAWS OF THE TRUSTEE, AS NOW IN EFFECT.
         5    -NOT APPLICABLE.
         6    -THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION 321 (B) OF THE
               ACT.
         7    -A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE
               PUBLISHED PURSUANT TO THE LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.
         8    -NOT APPLICABLE
         9    -NOT APPLICABLE
_________________________

*EXHIBITS THUS DESIGNATED HAVE HERETOFORE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, HAVE NOT BEEN AMENDED SINCE FILING AND ARE INCORPORATED HEREIN BY REFERENCE (SEE EXHIBIT T-1 REGISTRATION NUMBER 33-241137).

         IN ANSWERING ANY ITEM IN THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION WHICH RELATES TO MATTERS PECULIARLY WITHIN THE KNOWLEDGE OF THE OBLIGOR OR OF ITS DIRECTORS OR OFFICERS, OR AN UNDERWRITER FOR THE OBLIGOR, THE UNDERSIGNED, FIRST UNION NATIONAL BANK, HAS RELIED UPON INFORMATION FURNISHED TO IT BY THE OBLIGOR OR SUCH UNDERWRITER.

                                   SIGNATURE


         PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, FIRST UNION NATIONAL BANK, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF NEWARK, AND STATE OF NEW JERSEY, ON THE 17TH DAY OF OCTOBER, 1997.


                                             FIRST UNION NATIONAL BANK

                                             (TRUSTEE)




(CORPORATE SEAL)
                                             BY:  /S/ RICK BARNES
                                                --------------------------------
                                                 ASSISTANT VICE PRESIDENT

                                  EXHIBIT T-6


                               CONSENT OF TRUSTEE


         PURSUANT TO THE REQUIREMENTS OF SECTION 321 (B) OF THE TRUST INDENTURE ACT OF 1939, AND IN CONNECTION WITH THE PROPOSED ISSUE OF THE FORD MOTOR CREDIT CORPORATION, WE HEREBY CONSENT THAT REPORTS OF EXAMINATIONS BY FEDERAL, STATE, TERRITORIAL OR DISTRICT AUTHORITIES MAY BE FURNISHED BY SUCH AUTHORITIES TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST THEREFOR.





                                               FIRST UNION NATIONAL BANK




                                               BY:   /S/ RICK BARNES
                                                  ------------------------------
                                                  ASSISTANT VICE PRESIDENT





NEWARK, NJ
OCTOBER 17, 1997

                                  EXHIBIT T-7
                              REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the First Fidelity Bank, National Association , at the close of business on June 30, 1997, published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161. Charter Number 33869 Comptroller of the Currency Northeastern District. STATEMENT OF RESOURCES AND LIABILITIES

                                                  ASSETS
                                           Thousand of Dollars
                                           -------------------
     Cash and balance due from depository institutions:
       Noninterest-bearing balances and currency and coin..........                1,679,295
       Interest-bearing balances...................................                  108,513
      Securities...................................................                /////////
       Hold-to-maturity securities.................................                  382,254
       Available-for-sale securities...............................                3,006,412
     Federal funds sold and securities purchased under agreements                  1,311,506
         to resell.
     Loans and lease financing receivables:
         Loan and leases, net of unearned income......19,594,861
         LESS: Allowance for loan and lease losses.......231,011
         LESS: Allocated transfer risk reserve.................0
         Loans and leases, net of unearned income, allowance, and
         reserve...................................................               19,363,850
     Assets held in trading accounts...............................                        0
     Premises and fixed assets (including capitalized leases)......                  415,290
     Other real estate owned.......................................                   45,964
     Investment in unconsolidated subsidiaries and associated                     //////////
     companies.....................................................                   33,621
     Customer's liability to this bank on acceptances outstanding..                   53,824
     Intangible assets.............................................                  400,661
     Other assets..................................................                  775,903
     Total assets..................................................               27,577,093
                                        LIABILITIES
     Deposits:
         In domestic offices.......................................               21,060,904
           Noninterest-bearing..........................4,550,428
           Interest-bearing............................16,510,476
         In foreign offices, Edge and Agreement subsidiaries,
         and IBFs..................................................                  588,131
           Noninterest-bearing.............................76
           Interest-bearing.............................588,055
     Federal funds purchased and securities sold under agreements
         to repurchase .                                                           2,288,783
     Demand notes issued to the U.S. Treasury......................                   74,952
     Trading liabilities...........................................                        0
     Other borrowed money (includes mortgage indebtness and obligations under capitalized leases).
         With original maturity of one year or less................                      106
         With original maturity of more than one year..............                    7,859
         With original maturity of more than three years...........                    6,066
     Bank's liability on acceptances executed and outstanding......                   53,824
     Subordinated notes and debentures.............................                  450,000
     Other liabilities.............................................                  779,197
     Total liabilities.............................................               25,309,822
     Limited-life preferred stock and related surplus..............                        0
                                        EQUITY CAPITAL
Perpetual preferred stock and related surplus......................                  160,540
Common Stock.......................................................                  452,156
Surplus............................................................                1,300,080
Undivided profits and capital reserves.............................                  353,445
Net unrealized holding gains (losses) on available-for-sale                        /////////
 securities........................................................                    1,050
Cumulative foreign currency translation adjustments................                        0
Total equity capital...............................................                2,267,271
Total liabilities, limited-life preferred stock and equity.........               //////////
  capital..........................................................               27,577,093


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